ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2014
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

12. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

        Accrued expenses and other current liabilities consisted of the following (in RMB thousands):

	December 31,
	2013	2014
Salaries, commissions and welfare payable	146,307	104,996
Taxes payable	46,045	43,198
Royalty fees payable	718	855
Third party deposits	13,047	8,023
Professional fees payable	6,584	5,723
Property refinancing loan payable	86,210	239,572
Other current liabilities	29,123	27,009

Total	328,034	429,376

        Royalty fees payable relate to the Master Franchise Agreement entered into with Realogy. The royalty fees are determined based on the Group's franchise revenue for the periods.